UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 22, 2011


                                XcelMobility Inc.
             (Exact Name of Registrant as Specified in its Charter)

           Nevada                   333-160069                    98-0561888
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

    2377 Gold Meadow Way, Suite 100
        Gold River, California                                      95670
(Address of Principal Executive Offices)                          (Zip Code)

                                 (916) 526-2662
              (Registrant's telephone number, including area code)

          Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 22, 2011, XcelMobility Inc. (the "Company") held a special meeting of shareholders (the "Special Meeting"). At the Special Meeting, the Company's shareholders approved a proposal to amend and restate the Company's bylaws, attached hereto as Exhibit 3.1 and incorporated herein by reference (the "Amended and Restated Bylaws"), as adopted by the Company's Board of Directors on March 10, 2011.

The presence, in person or by proxy, of the holders of a majority of the total number of shares entitled to vote constituted a quorum for the transaction of business at the Special Meeting. As of the record date, March 14, 2011, there were 77,700,000 shares of the Company's common stock outstanding. At the Special Meeting, there were 52,500,000 shares, or 67.5%, of common stock represented in person or by proxy. The share numbers set forth herein represent the outstanding capitalization of the Company after the 35 for 1 forward stock split which occurred on March 29, 2011.

Set forth below are the final voting results for each proposal submitted to a vote of the shareholders at the Special Meeting. For more information on the following proposals, see the Company's definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 11, 2011.

Proposal 1: To approve the Amended and Restated Bylaws of the Company

     For                      Against                   Abstain
     ---                      -------                   -------
  52,500,000                     0                        0

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.             Exhibit Description
-----------             -------------------
  3.1                Amended and Restated Bylaws

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
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          XCELMOBILITY INC.,
                                          a Nevada Corporation


Dated: April 22, 2011                     /s/ Jaime Brodeth
                                          --------------------------------------
                                          Jaime Brodeth
                                          President

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